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[HARRIS LOGO]                                                         NEWS

Harris Corporation                                        CONTACT: Jim Burke
Melbourne, Florida  32919                                 Director
407-727-9100                                              Media Relations
                                                          407-727-9126


                           HARRIS REPORTS 14% INCREASE

                     IN EARNINGS PER SHARE FOR FIRST QUARTER

         MELBOURNE, Florida, October 23, 1996 -- Harris Corporation reported a strong increase in earnings and a good rise in revenues for the first quarter ended September 30.

         Earnings per share for the quarter were up 14 percent to 98 cents versus 86 cents for the year-earlier quarter. Net income also rose 14 percent to $38 million compared with $34 million. Sales increased 8 percent to $883 million versus $817 million last year. Total orders for the quarter were lower than last year's very strong quarter, primarily due to weakness in the semiconductor market.

Business Sectors
----------------

         Reporting on the company's four business sectors, Phillip W. Farmer, Harris chairman and chief executive, said, "The Communications Sector continued its strong growth momentum. The sector reported a 26 percent increase in income and a 15 percent rise in sales, led by strong demand for the company's microwave and telephone test equipment systems and products. Lanier Worldwide also continued its successful strategy by expanding sales worldwide and improving profit margins in its international markets. The sector's income increased 18 percent on 4 percent higher sales for the quarter.

         "The Electronic Systems Sector reported a 19 percent increase in sales, with strong demand for the sector's core defense products, particularly information and aerospace systems. Earnings for the sector were 5 percent higher, trailing sales growth primarily because of close-out costs for certain development programs where follow on business is unlikely. Earnings for Harris' Semiconductor Sector were up despite an industry-wide slowdown that continued throughout the first quarter. The sector's income rose 6 percent on significantly higher royalty income and improved margins in military and space products and intelligent power circuits. Sales for the sector were 6 percent lower, with increases in intelligent power and military and space products partially offsetting the industry-wide weakness in commodity semiconductor prices."

                                     (more)
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                                       -2-

Outlook
-------

         Mr. Farmer said, "We are very pleased that the past five years of strong earnings growth has continued into the first quarter of this year. The semiconductor sector is still impacted by a weak market, but Harris' other businesses are recording excellent growth. Given a continuation of the overall economic and market trends, we expect to have another year of double-digit earnings growth in fiscal 1997, coupled with good growth in revenues."

                                      # # #


SUMMARY ATTACHED


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


                               HARRIS CORPORATION

                           FY'97 FIRST QUARTER SUMMARY

CONDENSED CONSOLIDATED STATEMENT OF INCOME
------------------------------------------
(In millions except per share amounts)

                                                              Quarter Ended
                                                          Sept. 30    Sept. 30
                                                            1996        1995
                                                          --------    --------

REVENUE
Revenue from sales, rentals, and services . . . .           $883.4      $816.7
Interest. . . . . . . . . . . . . . . . . . . . .              9.1         8.7
                                                            ------       -----
                                                             892.5       825.4

COSTS AND EXPENSES
Cost of sales, rentals, and services. . . . . . .            585.7       545.1
Engineering, selling, and
  administrative expenses . . . . . . . . . . . .            230.9       211.5
Interest. . . . . . . . . . . . . . . . . . . . .             14.8        15.0
Other-net . . . . . . . . . . . . . . . . . . . .              2.9         2.2
                                                             -----       -----
Income before income taxes. . . . . . . . . . . .             58.2        51.6
Income taxes. . . . . . . . . . . . . . . . . . .             20.1        18.1
                                                             -----       -----
Net Income. . . . . . . . . . . . . . . . . . . .           $ 38.1      $ 33.5
                                                             =====       =====


Net Income Per Share. . . . . . . . . . . . . . .             $.98        $.86
                                                               ===         ===

Cash dividends paid per common share. . . . . . .             $.38        $.34
                                                               ===         ===

Average shares outstanding. . . . . . . . . . . .             38.9        39.1

CONDENSED CONSOLIDATED BALANCE SHEET
------------------------------------                      Sept. 30    Sept. 30
(In millions)                                               1996        1995
                                                            ----        ----

ASSETS
Cash, cash equivalents, and marketable
  securities. . . . . . . . . . . . . . . . . . .         $   94.1    $   64.3
Trade receivables . . . . . . . . . . . . . . . .            705.3       627.9
Unbilled costs and accrued earnings . . . . . . .            399.3       386.7
Inventories . . . . . . . . . . . . . . . . . . .            596.1       539.7
Deferred income taxes . . . . . . . . . . . . . .            165.3       139.4
Plant and equipment - net . . . . . . . . . . . .            780.8       592.5
Non-current notes receivable - net. . . . . . . .            199.8       164.4
Intangibles resulting from acquisitions . . . . .            208.8       179.7
Other assets. . . . . . . . . . . . . . . . . . .            177.1       136.6
                                                           -------     -------
                                                          $3,326.6    $2,831.2
                                                          ========    ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Short-term debt . . . . . . . . . . . . . . . . .         $  174.4    $   50.4
Trade payables and accrued expenses . . . . . . .            605.9       503.1
Advance payments and unearned income. . . . . . .            295.3       262.3
Income taxes. . . . . . . . . . . . . . . . . . .            100.1        64.0
Current portion of long-term debt . . . . . . . .              2.0       131.9
Non-current deferred income taxes . . . . . . . .             60.5        62.5
Long-term debt. . . . . . . . . . . . . . . . . .            688.8       476.0
Shareholders' equity. . . . . . . . . . . . . . .          1,399.6     1,281.0
                                                           -------     -------
                                                          $3,326.6    $2,831.2
                                                          ========    ========
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


                               HARRIS CORPORATION

                               FY'97 FIRST QUARTER

                          BUSINESS SEGMENT INFORMATION
                     (In millions except per share amounts)

                                                          Sept. 30    Sept. 30
                                                             1996        1995
                                                          ---------   -------

NET SALES
Electronic Systems. . . . . . . . . . . . . . . .           $254.4      $213.7
Semiconductor . . . . . . . . . . . . . . . . . .            161.5       172.6
Communications. . . . . . . . . . . . . . . . . .            208.1       180.6
Lanier Worldwide. . . . . . . . . . . . . . . . .            259.4       249.8
                                                             -----       -----
Total . . . . . . . . . . . . . . . . . . . . . .           $883.4      $816.7
                                                             =====       =====


OPERATING PROFIT
Electronic Systems. . . . . . . . . . . . . . . .           $ 19.3      $ 20.4
Semiconductor . . . . . . . . . . . . . . . . . .             20.7        19.1
Communications. . . . . . . . . . . . . . . . . .             19.6        15.8
Lanier Worldwide. . . . . . . . . . . . . . . . .             22.7        21.4
Corporate Expense . . . . . . . . . . . . . . . .             (9.3)      (10.1)
Interest Expense. . . . . . . . . . . . . . . . .            (14.8)      (15.0)
                                                             -----       -----
Total . . . . . . . . . . . . . . . . . . . . . .           $ 58.2      $ 51.6
                                                             =====       =====


NET INCOME
Electronic Systems. . . . . . . . . . . . . . . .           $  8.0      $  7.6
Semiconductor . . . . . . . . . . . . . . . . . .             10.0         9.4
Communications. . . . . . . . . . . . . . . . . .              9.6         7.6
Lanier Worldwide. . . . . . . . . . . . . . . . .             10.5         8.9
                                                             -----       -----
Total . . . . . . . . . . . . . . . . . . . . . .           $ 38.1      $ 33.5
                                                             =====       =====


NET INCOME PER SHARE. . . . . . . . . . . . . . .             $.98        $.86
                                                               ===         ===
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